Exhibit 99.1
EARNINGS RELEASE
USCB Financial Holdings, Inc. Reports Fourth Quarter 2025 Fully Diluted EPS
of $0.07; Operating Diluted EPS
of $0.44, Primarily Excluding Portfolio Restructuring Previously Announced
MIAMI, FL – January 22, 2026 – USCB Financial Holdings, Inc. (the “Company”)
(NASDAQ: USCB)
, the holding company for
U.S.
Century
Bank
(the
“Bank”),
reported
net
income
of
$1.4
million
or
$0.07
per
fully
diluted
share
for
the
three
months
ended
December 31, 2025, compared with net income of $6.9 million or $0.34 per fully diluted share for the same period in 2024.
Fully
diluted
EPS
was
$0.07
for
the
fourth
quarter,
reflecting
an
after-tax
impact
of
($0.31)
per
diluted
share
from
a
previously
announced portfolio restructuring strategy
(8-K Filing-Press Release)
, and an
additional ($0.06) per diluted
share related to
a tax liability
expense from prior periods
.
Excluding the impact of
these items, operating diluted
EPS (non-GAAP financial measure)
for the quarter
ended December 31, 2025
was $0.44, consistent with
the prior quarter. Return on
average assets (“ROAA”) and
return on average
equity
(“ROAE”) for the
fourth quarter were
0.19% and 2.55%,
respectively,
while operating ROAA
and operating ROAE
(both non-GAAP
financial measures) were 1.14% and 15.05%, respectively.
“We closed
2025 with solid performance
and strong execution across the
organization. We
delivered three consecutive record
quarters
of fully diluted EPS, demonstrating the strength and resilience of our business model.
While fourth quarter results were consistent with
our expectations, our GAAP
numbers reflect the effects
of strategic decisions taken to
position the company for enhanced
profitability
in 2026.
Most notable
was the
execution of
a portfolio
restructuring strategy
which resulted
in a
sale of
$44.6 million
of our
lower-
yielding available-for-sale securities for an after-tax loss of ($5.6)
million or ($0.31) fully diluted EPS in the quarter. Proceeds from the sale were
reinvested
into
loans at
year
end.
Additionally,
we
incurred
some
non-routine,
non-operating
expenses
which
negatively
impacted
our
GAAP
financial
statements,”
said
Luis
de
la
Aguilera,
Chairman,
President,
and
CEO.
“Our
disciplined
approach
to
balance sheet
management and
our continued
focus on client
relationships supported
stable performance
through year end.
Overall, it
was
a
great
year
for
the
bank.
We
made
meaningful
progress
on
our
strategic
priorities,
strengthened
our
franchise,
and
remained
committed to delivering long term value for our shareholders.”
Unless otherwise stated,
all percentage comparisons
in the bullet points
below are calculated
at or for the
quarter ended December 31,
2025 compared to at or for the quarter ended December 31, 2024 and annualized where appropriate.
Profitability
• Annualized return on average assets for the quarter ended December 31, 2025 was 0.19% compared to 1.08% for the fourth quarter of 2024.
Operating return
on average assets
(non-GAAP financial
measure) for
the quarter ended
December 31, 2025 was
1.14%
compared to 1.08% for the fourth quarter of 2024.
•
Annualized return
on average stockholders’
equity for the
quarter ended December
31, 2025 was
2.55% compared
to 12.73% for
the fourth quarter of 2024. Operating
return on average equity (non-GAAP financial
measure) for the quarter ended December 31,
2025 was 15.05% compared to 12.73% for the fourth quarter of 2024.
•
The efficiency ratio for the quarter ended December 31, 2025 was 79.18% compared to 55.92% for the fourth quarter of 2024. The
operating efficiency ratio (non-GAAP financial measure) for both of the quarters ended December 31, 2025 and 2024 was 55.92%.
•
Net interest margin for the quarter ended December 31, 2025
was 3.27%
compared to 3.16% for the fourth quarter of 2024.
•
Net interest income
before provision
for credit
losses was $22.2
million for
the quarter ended
December 31, 2025,
an increase of
$2.8 million or 14.7% compared to $19.4 million for the same period in
2024.
Balance Sheet
•
Total
assets
were
$2.8
billion
at
December 31,
2025,
representing
an
increase
of
$210.3 million
or
8.1%
from
$2.6
billion
at
December 31, 2024.
•
Total loans held
for investment were $2.2 billion at December 31,
2025, representing an increase of $216.4 million or 11.0%
from
$2.0 billion at December 31, 2024.

•
Total
deposits
were
$2.3 billion
at
December 31,
2025,
representing
an
increase
of $171.1
million
or
7.9%
from
$2.2 billion
at
December 31, 2024.
• Total stockholders’ equity was $217.2 million at December 31, 2025, representing an increase of $1.8 million or 0.8% from $215.4 million
at
December 31,
2024.
Total
stockholders’
equity
included
accumulated
other
comprehensive
loss
of
$30.3
million
at
December 31, 2025 compared to accumulated other comprehensive loss of $44.5 million at December 31, 2024.
Asset Quality
•
The allowance
for credit
losses (“ACL”)
increased by
$1.4 million
to $25.5
million at
December 31, 2025
from $24.1
million at
December 31, 2024.
•
The ACL represented 1.16% of total loans at December 31, 2025 and 1.22% at December 31, 2024.
•
The provision for credit loss
was $480 thousand for
the quarter ended December 31, 2025,
a decrease of $550 thousand
compared
to $1.0 million for the same period in 2024.
• The ratio of non-performing loans to total loans was 0.14% for both quarters ended December 31, 2025 and at December 31, 2024.
Non-performing loans totaled $3.1 million at December 31, 2025 and $2.7 million at December 31, 2024.
Non-interest Income and Non-interest Expense
•
Non-interest income was negative $4.2 million for
the three months ended December 31, 2025,
compared to income of $3.6
million
for the same period in 2024. Non-interest income was negative in the fourth quarter of 202
5
due to the $7.5 million pre-tax loss on
the sale of securities incurred in connection with the previously disclosed portfolio restructuring strategy implemented in the fourth
quarter of 2025.
•
Non-interest expense
was $14.3 million
for the
three months
ended December 31,
2025, compared
to $12.9
million for
the three
months ended December 31, 2024.
Capital
•
On January 20, 2026, the
Company’s Board
of Directors declared a quarterly cash
dividend of $0.125 per share of
the Company’s
Class A common stock. The dividend will be paid on March 5, 2026 to shareholders of record at the close of business on February
17, 2026.
•
As of
December 31,
2025,
total risk-based
capital ratios
for the
Company and
the Bank
were 13.91%
and 13.67%,
respectively,
well in excess of regulatory requirements.
•
Tangible book value per common share (non-GAAP financial measure) was
$11.97 at December 31, 2025, representing an increase
of $1.16
or 10.8%
from $10.81
at December 31, 2024.
At December 31, 2025,
tangible book
value per common
share was
negatively
affected by ($1.67) per share due to an accumulated other comprehensive loss of $30.3 million mostly due to changes in the market
value of the Company’s available for sale securities. At December 31, 2024, tangible book value per common share was negatively affected by ($2.24) per share due to an accumulated other
comprehensive loss of $44.5 million.
Conference Call and Webcast
The Company will host a conference call on Friday,
January 23, 2026, at 11:00 a.m. Eastern Time
to discuss the Company’s unaudited
financial results for the quarter ended December 31, 2025. To access the conference call, dial (833) 816-1416 (U.S. toll-free) and ask to join the USCB Financial Holdings Call.
Additionally,
interested
parties can
listen to
a live
webcast
of the
call in
the “Investor
Relations” section
of the
Company’s
website
at www.uscentury.com
.
An archived version of the webcast will be available in the same location shortly after the live call has ended.
About USCB Financial Holdings, Inc.
USCB Financial Holdings, Inc.
is the bank holding company for
U.S. Century Bank. Established in
2002, U.S. Century Bank is one
of
the largest
community banks
headquartered
in Miami,
and one
of the
largest community
banks in
the State
of Florida.
U.S. Century
Bank is rated 5-Stars by BauerFinancial, the nation’s leading independent bank rating firm. U.S. Century Bank offers customers a wide
range of
financial products
and services
and supports
numerous community
organizations,
including
the Greater
Miami Chamber
of

Commerce, the South Florida Hispanic Chamber of Commerce, and ChamberSouth. For more information about us or to find a banking
center near you, please call (305) 715-5200 or visit www.uscentury.com.
Forward-Looking Statements
This earnings release
may contain statements
that are not
historical in nature
and are intended
to be, and
are hereby identified
as, forward-
looking
statements
for
purposes
of
the
safe
harbor
provided
by
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended.
Forward-looking statements are
those that are
not historical facts.
The words “may,”
“will,” “anticipate,” “could,”
“should,” “would,”
“believe,” “contemplate,” “expect,” “aim,” “plan,” “estimate,” “seek,” “continue,” and “intend,”, the negative of these terms, as well as other similar words
and expressions of
the future, are
intended to identify
forward-looking statements. These forward-looking statements include, but are not limited
to, statements related to our
projected growth, anticipated future financial
performance, and management’s
long-term performance goals, as well as statements
relating to the anticipated effects on our results of
operations and financial condition
from expected or
potential developments or events,
or business and
growth strategies, including anticipated internal
growth and potential
future additional balance sheet restructuring.
These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from
those anticipated in such statements. Potential risks and uncertainties include, but are not limited to:
•
the strength of the United States economy in general and the strength of the local economies in which we conduct operations;
•
our ability to successfully manage interest rate risk, credit risk, liquidity risk, and other risks inherent to our industry;
•
the
accuracy
of
our
financial
statement
estimates
and
assumptions,
including
the
estimates
used
for
our
credit
loss
reserve
and
deferred tax asset valuation allowance;
•
the efficiency and effectiveness of our internal
control procedures and processes;
•
our ability to comply with
the extensive laws and
regulations to which we are
subject, including the laws for
each jurisdiction where
we operate;
•
adverse changes or conditions in capital and financial markets, including actual or potential stresses in the banking industry;
• deposit attrition and the level of our uninsured deposits;
•
legislative
or
regulatory
changes,
including
the
enactment
of
the
One
Big
Beautiful
Bill
and
changes
in
accounting
principles,
policies, practices or guidelines, including the on-going effects of the Current Expected Credit Losses (“CECL”) standard;
•
the
lack
of
a
significantly
diversified
loan
portfolio
and
our
concentration
in
the
South
Florida
market,
including
the
risks
of
geographic,
depositor,
and
industry
concentrations,
including
our
concentration
in
loans
secured
by
real
estate,
in
particular,
commercial real estate;
• the effects of climate change;
• the concentration of ownership of our common stock;
• fluctuations in the price of our common stock;
•
our ability to
fund or access
the capital markets
at attractive rates
and terms and
manage our growth,
both organic
growth as well
as growth through other means, such as future acquisitions;
•
inflation, interest rate, unemployment rate, and market and monetary fluctuations;
•
the effects of potential new or increased tariffs,
retaliatory tariffs and trade restrictions;
• the impact of international hostilities and geopolitical events;
•
increased competition
and its effect
on the pricing
of our products
and services as
well as our
interest rate spread
and net interest
margin;
• the loss of key employees;
•
the effectiveness
of our risk management
strategies, including operational
risks, including, but
not limited to, client,
employee, or
third-party fraud and security breaches; and
•
other risks described in this earnings release and other filings we make with the
Securities and Exchange Commission (“SEC”).
All forward-looking
statements are
necessarily only
estimates of
future results,
and there
can be
no assurance
that actual
results will
not differ
materially from
expectations. Therefore,
you are
cautioned not
to place
undue reliance
on any
forward-looking statements.
Further, forward-looking statements included in this
earnings release are
made only as
of the date
hereof, and we
undertake no obligation
to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statements are made
or
to reflect the occurrence of unanticipated
events, unless required to do
so under the federal securities laws.
You
should also review the
risk factors described in the reports the Company has filed or will file with the
SEC.
Non-GAAP Financial Measures
This earnings release
includes financial information determined
by methods other
than in accordance
with generally accepted
accounting
principles (“GAAP”). This financial
information includes certain
operating performance measures. Management
has included these non-
GAAP
measures
because
it
believes
these
measures
may
provide
useful
supplemental
information
for
evaluating
the
Company’s
operations and
underlying performance
trends. Further,
management uses these
measures in
managing and
evaluating the Company’s
business and intends to refer to
them in discussions about our operations
and performance. Operating performance
measures should be
viewed
in
addition
to,
and
not
as
an
alternative
to
or
substitute
for,
measures
determined
in
accordance
with
GAAP,
and
are
not

necessarily
comparable
to
non-GAAP
measures
that
may
be
presented
by
other
companies.
Reconciliations
of
these
non-GAAP
measures
to
the most
directly
comparable
GAAP measures
can be
found
in the
‘Non-GAAP
Reconciliation
Tables’
included
in the
exhibits to this earnings release.
All numbers included in this press release are unaudited unless otherwise noted.
Contacts:
Investor Relations
InvestorRelations@uscentury.com
Media Relations
Martha Guerra-Kattou
MGuerra@uscentury.com

USCB FINANCIAL HOLDINGS, INC.
CONSOLIDATED STATEMENTS
OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)
Three Months Ended December 31, Twelve Months Ended December 31,
2025 2024 2025 2024
Interest income:
Loans, including fees $ 33,103 $ 30,757 $ 128,160 $ 115,236
Investment securities 3,737 2,846 13,715 11,480
Interest-bearing deposits in financial institutions 795 564 3,612 4,517
Total interest income 37,635 34,167 145,487 131,233
Interest expense:
Interest-bearing checking deposits 374 338 1,283 1,509
Savings and money market deposits 8,939 9,569 38,027 40,098
Time deposits 4,807 3,447 18,104 13,354
FHLB advances 507 1,455 3,238 6,336
Subordinated notes 801 - 1,205 -
Total interest expense 15,428 14,809 61,857 61,297
Net interest income before provision for credit losses 22,207 19,358 83,630 69,936
Provision for credit losses 480 1,030 2,297 3,157
Net interest income after provision for credit losses 21,727 18,328 81,333 66,779
Non-interest income:
Service fees 2,209 2,667 9,603 8,839
(Loss) gain on sale of securities available for sale, net (7,498) - (7,526) 14
Gain on sale of loans held for sale, net 197 154 1,001 747
Other non-interest income 914 806 3,514 3,140
Total non-interest income (4,178) 3,627 6,592 12,740
Non-interest expense:
Salaries and employee benefits 8,668 7,930 32,167 28,793
Occupancy 1,327 1,337 5,330 5,258
Regulatory assessments and fees 443 405 1,637 1,766
Consulting and legal fees 900 552 1,941 1,568
Network and information technology services 599 494 2,324 1,993
Other operating expense 2,338 2,136 8,610 7,664
Total non-interest expense 14,275 12,854 52,009 47,042
Net income before income tax expense 3,274 9,101 35,916 32,477
Income tax expense 1,911 2,197 9,816 7,803
Net income $ 1,363 $ 6,904 $ 26,100 $ 24,674
Per share information:
Net income per common share, basic $ 0.08 $ 0.35 $ 1.34 $ 1.25
Net income per common share, diluted $ 0.07 $ 0.34 $ 1.33 $ 1.24
Cash dividends declared $ 0.10 $ 0.05 $ 0.40 $ 0.20
Weighted average shares outstanding:
Common shares, basic 18,117,814 19,795,589 19,425,746 19,675,444
Common shares, diluted 18,348,725 20,183,731 19,650,814 19,831,421

USCB FINANCIAL HOLDINGS, INC.
SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
12/31/2025 9/30/2025 6/30/2025 3/31/2025 12/31/2024
Income statement data:
Net interest income before provision for credit losses $ 22,207 $ 21,274 $ 21,034 $ 19,115 $ 19,358
Provision for credit losses 480 105 1,031 681 1,030
Net interest income after provision for credit losses 21,727 21,169 20,003 18,434 18,328
Service fees 2,209 2,661 2,402 2,331 2,667
Loss on sale of securities available for sale, net (7,498) (28) - - -
Gain on sale of loans held for sale, net 197 128 151 525 154
Other non-interest income 914 923 817 860 806
Total non-interest income (4,178) 3,684 3,370 3,716 3,627
Salaries and employee benefits 8,668 7,909 7,954 7,636 7,930
Occupancy 1,327 1,382 1,337 1,284 1,337
Regulatory assessments and fees 443 377 396 421 405
Consulting and legal fees 900 585 263 193 552
Network and information technology services 599 656 564 505 494
Other operating expense 2,338 2,139 2,120 2,013 2,136
Total non-interest expense 14,275 13,048 12,634 12,052 12,854
Net income before income tax expense 3,274 11,805 10,739 10,098 9,101
Income tax expense 1,911 2,866 2,599 2,440 2,197
Net income $ 1,363 $ 8,939 $ 8,140 $ 7,658 $ 6,904
Per share information:
Net income per common share, basic $ 0.08 $ 0.46 $ 0.41 $ 0.38 $ 0.35
Net income per common share, diluted $ 0.07 $ 0.45 $ 0.40 $ 0.38 $ 0.34
Cash dividends declared $ 0.10 $ 0.10 $ 0.10 $ 0.10 $ 0.05
Balance sheet data (at period-end):
Cash and cash equivalents $ 38,477 $ 56,811 $ 54,819 $ 97,984 $ 77,035
Securities available-for-sale $ 307,490 $ 324,179 $ 285,382 $ 275,139 $ 260,221
Securities held-to-maturity $ 153,941 $ 156,365 $ 158,740 $ 161,790 $ 164,694
Total securities $ 461,431 $ 480,544 $ 444,122 $ 436,929 $ 424,915
Loans held for investment (1) $ 2,189,257 $ 2,130,966 $ 2,113,318 $ 2,036,212 $ 1,972,848
Allowance for credit losses $ (25,500) $ (24,964) $ (24,933) $ (24,740) $ (24,070)
Total assets $ 2,791,540 $ 2,767,945 $ 2,719,474 $ 2,677,382 $ 2,581,216
Non-interest-bearing demand deposits $ 583,860 $ 584,240 $ 584,895 $ 605,489 $ 575,159
Interest-bearing deposits $ 1,761,220 $ 1,871,374 $ 1,750,766 $ 1,704,080 $ 1,598,845
Total deposits $ 2,345,080 $ 2,455,614 $ 2,335,661 $ 2,309,569 $ 2,174,004
FHLB advances $ 158,250 $ 11,000 $ 108,000 $ 108,000 $ 163,000
Subordinated notes $ 39,300 $ 39,262 $ - $ - $ -
Total liabilities $ 2,574,357 $ 2,558,850 $ 2,487,891 $ 2,452,294 $ 2,365,828
Total stockholders' equity $ 217,183 $ 209,095 $ 231,583 $ 225,088 $ 215,388
Capital ratios: (2)
Leverage ratio 8.46% 8.47% 9.72% 9.61% 9.53%
Common equity tier 1 capital 10.92% 11.17% 12.52% 12.48% 12.28%
Tier 1 risk-based capital 10.92% 11.17% 12.52% 12.48% 12.28%
Total risk-based capital
13.91% 14.20% 13.73% 13.72% 13.51%
(1)
Loan amounts include deferred fees/costs.
(2)
Reflects the Company's regulatory capital ratios which
are provided for informational purposes only; as a small
bank holding company, the Company is not subject
to regulatory capital requirements. The Bank's total risk-based capital at December 31, 2025 was 13.67%

USCB FINANCIAL HOLDINGS, INC.
AVERAGE BALANCES, RATIOS, AND OTHER DATA
(UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
12/31/2025 9/30/2025 6/30/2025 3/31/2025 12/31/2024
Average balance sheet data:
Cash and cash equivalents $ 82,338 $ 139,389 $ 71,388 $ 82,610 $ 56,937
Securities available-for-sale $ 332,356 $ 299,892 $ 281,840 $ 265,154 $ 255,786
Securities held-to-maturity $ 155,269 $ 157,702 $ 160,443 $ 163,510 $ 165,831
Total securities $ 487,625 $ 457,594 $ 442,283 $ 428,664 $ 421,617
Loans held for investment
(1)
$ 2,130,898 $ 2,099,043 $ 2,057,445 $ 1,986,856 $ 1,958,566
Total assets $ 2,799,863 $ 2,798,115 $ 2,677,198 $ 2,606,593 $ 2,544,592
Interest-bearing deposits $ 1,857,218 $ 1,887,545 $ 1,710,568 $ 1,652,147 $ 1,547,789
Non-interest-bearing demand deposits $ 595,969 $ 569,522 $ 580,121 $ 563,040 $ 590,829
Total deposits $ 2,453,187 $ 2,457,067 $ 2,290,689 $ 2,215,187 $ 2,138,618
FHLB advances $ 51,462 $ 40,065 $ 116,527 $ 138,944 $ 151,804
Subordinated notes $ 39,287 $ 26,029 $ - $ - $ -
Total liabilities $ 2,587,470 $ 2,572,799 $ 2,448,706 $ 2,387,088 $ 2,328,877
Total stockholders' equity $ 212,393 $ 225,316 $ 228,492 $ 219,505 $ 215,715
Performance ratios:
Return on average assets
(2)
0.19% 1.27% 1.22%
1.19%
1.08%
Return on average equity
(2)
2.55% 15.74% 14.29% 14.19% 12.73%
Net interest margin (2) 3.27% 3.14% 3.28% 3.10% 3.16%
Non-interest income to average assets (2) (0.59)% 0.52% 0.50% 0.58% 0.57%
Non-interest expense to average assets
(2)
2.02% 1.85% 1.89% 1.88% 2.01%
Efficiency ratio
(3)
79.18% 52.28% 51.77% 52.79% 55.92%
Loans by type (at period end): (4)
Residential real estate $ 307,692 $ 316,557 $ 307,020 $ 301,164 $ 289,961
Commercial real estate $ 1,244,835 $ 1,226,121 $ 1,206,621 $ 1,150,129 $ 1,136,417
Commercial and industrial $ 295,548 $ 269,430 $ 263,966 $ 256,326 $ 258,311
Correspondent banks $ 127,968 $ 104,598 $ 110,155 $ 103,026 $ 82,438
Consumer and other
$ 207,215 $ 207,939 $ 218,426 $ 218,711 $ 198,091
Asset quality data:
Allowance for credit losses to total loans 1.16% 1.17% 1.18% 1.22% 1.22%
Allowance for credit losses to non-performing loans 813% 1906% 1825% 595% 889%
Total non-performing loans
(5)
$ 3,138 $ 1,310 $ 1,366 $ 4,156 $ 2,707
Non-performing loans to total loans 0.14% 0.06% 0.06% 0.20% 0.14%
Non-performing assets to total assets (5) 0.11% 0.05% 0.05% 0.16% 0.10%
Net charge-offs (recoveries of) to average loans (2) (0.00)% (0.00)% 0.14% 0.00% (0.00)%
Net charge-offs (recovery) of credit losses $ (11) $ (4) $ 702 $ 2 $ (11)
Interest rates and yields:
(2)
Loans held for investment
6.16% 6.21% 6.23% 6.17% 6.25%
Investment securities
3.01% 3.03% 3.06% 2.81% 2.63%
Total interest-earning assets 5.54% 5.56% 5.64% 5.51% 5.57%
Deposits (6) 2.28% 2.53% 2.46% 2.49% 2.48%
FHLB advances 3.91% 3.73% 3.72% 3.71% 3.81%
Subordinated notes 8.09% 6.16% - - -
Total interest-bearing liabilities 3.14% 3.34% 3.32% 3.37% 3.47%
Other information:
Full-time equivalent employees 204 206 203 201 199
(1)
Loan amounts include deferred fees/costs.
(2)
Annualized.
(3)
Efficiency ratio is defined as total non-interest expense divided by sum of net interest income and total non-interest
income.
(4)
Loan amounts exclude deferred fees/costs.
(5)
The amounts for total non-performing loans and total non-performing assets are the same at the dates presented since there was
no other real estate owned (OREO)
recorded at any of the dates presented.
(6) Reflects effect of non-interest-bearing deposits.

USCB FINANCIAL HOLDINGS, INC.
NET INTEREST MARGIN (UNAUDITED)
(Dollars in thousands)
Three Months Ended December 31,
2025 2024
Average
Balance Interest Yield/Rate (1)
Average
Balance Interest Yield/Rate (1)
Assets
Interest-earning assets:
Loans held for investment
(2)
$ 2,130,898 $ 33,103 6.16% $ 1,958,566 $ 30,757 6.25%
Investment securities (3) 491,875 3,737 3.01% 430,465 2,846 2.63%
Other interest-earning assets 74,357 795 4.24% 49,561 564 4.53%
Total interest-earning assets 2,697,130 37,635 5.54% 2,438,592 34,167 5.57%
Non-interest-earning assets 102,733
106,000
Total assets $ 2,799,863 $ 2,544,592
Liabilities and stockholders' equity
Interest-bearing liabilities:
Interest-bearing checking deposits $ 59,555 374 2.49% $ 51,033 338 2.63%
Saving and money market deposits 1,290,760 8,939 2.75% 1,155,776 9,569 3.29%
Time deposits 506,903 4,807 3.76% 340,980 3,447 4.02%
Total interest-bearing deposits 1,857,218 14,120 3.02% 1,547,789 13,354 3.43%
FHLB advances 51,462 507 3.91% 151,804 1,455 3.81%
Subordinated notes 39,287 801 8.09% - - - %
Total interest-bearing liabilities 1,947,967 15,428 3.14% 1,699,593 14,809 3.47%
Non-interest-bearing demand deposits 595,969 590,829
Other non-interest-bearing liabilities 43,534
38,455
Total liabilities 2,587,470 2,328,877
Stockholders' equity 212,393
215,715
Total liabilities and stockholders' equity $ 2,799,863 $ 2,544,592
Net interest income
$ 22,207
$ 19,358
Net interest spread (4) 2.40% 2.10%
Net interest margin (5)
3.27%
3.16%
(1)
Annualized.
(2)
Average loan balances include non-accrual loans. Interest income on loans includes accretion of deferred loan fees, net of deferred loan costs.
(3)
At fair value except for securities held to maturity. This amount includes
FHLB stock.
(4)
Net interest spread is the average yield earned on total
interest-earning assets minus the average rate paid on total interest-bearing liabilities.
(5)
Net interest margin is the ratio of net interest income to total interest-earning assets.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
12/31/2025 9/30/2025 6/30/2025 3/31/2025 12/31/2024
Pre-tax pre-provision ("PTPP") income:
(1)
Net income $ 1,363 $ 8,939 $ 8,140 $ 7,658 $ 6,904
Plus: Income tax expense 1,911 2,866 2,599 2,440 2,197
Plus: Provision for credit losses 480 105 1,031 681 1,030
PTPP income $ 3,754 $ 11,910 $ 11,770 $ 10,779 $ 10,131
PTPP return on average assets:
(1)
PTPP income $ 3,754 $ 11,910 $ 11,770 $ 10,779 $ 10,131
Average assets $ 2,799,863 $ 2,798,115 $ 2,677,198 $ 2,606,593 $ 2,544,592
PTPP return on average assets (2) 0.53% 1.69% 1.76% 1.68% 1.58%
Operating net income: (1)
Net income $ 1,363 $ 8,939 $ 8,140 $ 7,658 $ 6,904
Less: Net losses on sale of securities (7,498) (28) - - -
Less: Tax effect on sale of securities 1,900 7 - - -
Plus: Tax liability expense from prior periods
(3)
1,096 - - - -
Operating net income $ 8,057 $ 8,960 $ 8,140 $ 7,658 $ 6,904
Operating return on average assets: (1)
Operating net income $ 8,057 $ 8,960 $ 8,140 $ 7,658 $ 6,904
Average assets $ 2,799,863 $ 2,798,115 $ 2,677,198 $ 2,606,593 $ 2,544,592
Operating net income return on average assets
(2)
1.14% 1.27% 1.22% 1.19% 1.08%
Operating return on average equity:
(1)
Operating net income $ 8,057 $ 8,960 $ 8,140 $ 7,658 $ 6,904
Average equity $ 212,393 $ 225,316 $ 228,492 $ 219,505 $ 215,715
Operating net income return on average equity
(2)
15.05% 15.78% 14.29% 14.15% 12.73%
Operating revenue:
(1)
Net interest income
$ 22,207
$ 21,274
$ 21,034
$ 19,115
$ 19,358
Non-interest income
(4,178) 3,684 3,370
3,716
3,627
Less: Net losses on sale of securities
(7,498) (28) - - -
Operating revenue
$ 25,527 $ 24,986 $ 24,404 $ 22,831 $ 22,985
Operating efficiency ratio:
(1)
Total non-interest expense
$ 14,275
$ 13,048
$ 12,634
$ 12,052
$ 12,854
Operating revenue
$ 25,527 $ 24,986 $ 24,404 $ 22,831 $ 22,985
Operating efficiency ratio
55.92% 52.22% 51.77% 52.79% 55.92%
(1) The Company believes these non-GAAP financial measurements are key indicators of the ongoing earnings power of the
Company.
(2)
Annualized.
(3) State tax liability expenses for 2024 and for the
first three quarters of 2025 were recognized during the fourth quarter of 2025. The state tax expense is related to
taxes due on interest income on loans whose collateral are
located outside of the State of Florida.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
12/31/2025 9/30/2025 6/30/2025 3/31/2025 12/31/2024
Tangible book value per common share (at period-end): (1)
Total stockholders' equity $ 217,183 $ 209,095 $ 231,583 $ 225,088 $ 215,388
Less: Intangible assets - - - - -
Tangible stockholders' equity $ 217,183 $ 209,095 $ 231,583 $ 225,088 $ 215,388
Total shares issued and outstanding (at period-end):
Total common shares issued and outstanding 18,137,885 18,107,385 20,078,385 20,048,385 19,924,632
Tangible book value per common share (2) $ 11.97 $ 11.55 $ 11.53 $ 11.23 $ 10.81
Operating diluted net income per common share:
(1)
Operating net income $ 8,057 $ 8,960 $ 8,140 $ 7,658 $ 6,904
Total weighted average diluted shares of common stock 18,348,725 19,755,820 20,295,794 20,319,535 20,183,731
Operating diluted net income per common share: $ 0.44 $ 0.45
$
0.40
$
0.38
$
0.34
Tangible Common Equity/Tangible Assets
(1)
Tangible stockholders' equity
$ 217,183 $ 209,095 $ 231,583 $ 225,088 $ 215,388
Tangible total assets
(3) $ 2,791,540
$
2,767,945
$
2,719,474
$
2,677,382
$
2,581,216
Tangible Common Equity/Tangible Assets 7.78% 7.55% 8.52% 8.41% 8.34%
(1)
The Company believes these non-GAAP financial measurements
are key indicators of the ongoing earnings power of the
Company.
(2)
Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.
(3) Since the Company has no intangible assets, tangible
stockholders’ equity and tangible total assets are the
same amounts as stockholders’ equity and total assets,
respectively, as calculated under GAAP.